SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): March 1, 2002

                           Covanta Energy Corporation
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                     1-3122                 13-5549268
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 (State or Other Jurisdiction      (Commission File           (IRS Employer
       of Incorporation)                Number)            Identification No.)


   40 Lane Road, Fairfield, New Jersey                            07004
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 (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (973) 882-9000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

         Item 5.  Other Events.

         On March 1, 2002, Covanta Energy Corporation issued a press release, a copy of which is attached hereto as Exhibit A.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)   Financial Statements of business acquired: Not applicable.

(b)   Pro forma financial information: Not applicable.

(c)   Exhibit: Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: March 1, 2002

                                            COVANTA ENERGY CORPORATION


                                            By: /s/ Jeffrey R. Horowitz
                                                -----------------------
                                            Name:  Jeffrey R. Horowitz
                                            Title: Senior Vice President -
                                                   Legal Affairs and Secretary

                                                                       EXHIBIT A

                                                             COVANTA ENERGY Logo


FOR IMMEDIATE RELEASE


                       COVANTA MEETS CASH MANAGEMENT GOALS

                   -- Company To Pursue Debt Restructuring --

          -- Company to Use 30-Day Grace Period on 9.25% Debentures --

     -- 2001 Recurring Energy EBIT to Exceed Company's Previous Guidance --


FAIRFIELD, NJ, March 1, 2002 - Covanta Energy Corporation (NYSE: COV) today announced that it has satisfied the March 1, 2002 cash management goals necessary to secure the previously announced covenant waivers to its Master Credit Facility. The Company also announced that it is pursuing a restructuring of its balance sheet as part of its previously announced review of all strategic options. While that review continues, Covanta will avail itself of the 30-day grace period provided under the terms of its 9.25% debentures due March 2022, and not to make the interest payment due March 1, 2002, at this time. The extension of the covenant waivers remains subject to ongoing compliance with strict cash management requirements.

"We have initiated discussions regarding reducing, extending or modifying the convertible debt scheduled for repayment later this year," said Scott G. Mackin, President and Chief Executive Officer. "We have also authorized our financial and legal advisors to begin discussions with holders of our 9.25% debentures immediately.

"During this time, we intend to dedicate our capital resources towards our on-going energy business, our clients, our vendors and our employees. We have sufficient liquidity for these purposes and we are working with our banks to assure that it is available."

The Company has outstanding an aggregate of $100 million 9.25% debentures due 2022 and two series of subordinated convertible debentures aggregating approximately $148.65 million, which are due in June and October 2002.

No assurance can be given that the debt restructuring initiatives will be successful or that the senior secured bank group will afford the Company necessary waivers or extensions to accomplish the debt restructuring. Debenture holders should address inquiries to the information agent at Mellon Investor Services at 1-888-253-1393.

Sale of Select Assets
The Company also announced it is pursuing the sale of select foreign energy assets to further enhance its cash position. No announcements will be made unless and until a definitive agreement is reached or until such a transaction closes, however.

Full Year 2001 Recurring Base EBIT To Exceed Previous Guidance
Finally, the Company announced that the recurring earnings before interest and taxes for its core energy business (recurring base EBIT) for the year 2001 will exceed its previously announced estimates. The Company expects to issue its full year 2001 earnings report later in March.

                              *        *        *

Covanta Energy Corporation is an internationally recognized designer, developer, owner and operator of power generation projects and provider of related infrastructure services. The Company's independent power business develops, structures, owns, operates and maintains projects that generate power for sale to utilities and industrial users worldwide. Its waste-to-energy facilities convert municipal solid waste into energy for numerous communities, predominantly in the United States. The Company also offers single-source design/build/operate capabilities for water and wastewater treatment infrastructures. Additional information about Covanta can be obtained via the Internet at www.covantaenergy.com, or through the Company's automated information system at 866-COVANTA (268-2682).

Certain statements included in this news release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements above include, but are not limited to, expected earnings and future financial performance. Although Covanta believes that its expectations are reasonable, it can give no assurance that these expectations will prove to have been correct. Factors that could cause Covanta's actual results to differ materially from those contemplated in the forward-looking statements above include, among others, the following:

   o Economic, capital market and other business conditions affecting power generation enterprises specifically and commerce generally including interest, inflation and exchange rates; weather conditions; creditworthiness of customers and suppliers, changes in fuel costs and supply; unscheduled outages; environmental incidents; electric transmission restraints and risks and uncertainties associated with the recently deregulated energy industry;

   o Trade, monetary, fiscal, taxation, energy regulation and environmental policies of governments, agencies and similar organizations in geographic areas where Covanta has a financial interest;

   o Financial or regulatory accounting principles or policies imposed by the Financial Accounting Standards Board, the Securities and Exchange Commission, the Federal Energy Regulatory Commission and similar entities with regulatory oversight, including without limitation the impact of newly adopted FASB 133 relating to accounting for derivatives which is effective beginning January 1, 2001. The impact of FASB 133 will vary between accounting periods based on changes in pricing of various items bought and sold by the Company.

   o Cost and other effects of legal and administrative proceedings, settlements, investigations and claims;

   o Limitations on Covanta's ability to control the development or operation of projects in which Covanta has less than 100% interest;

   o The lack of operating history at development projects provides only a limited basis for management to project the results of future operations.

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Contacts:  Investor Relations:
           Louis M. Walters 973-882-7260

           Media Relations:
           Eric Berman, David Lilly
           Kekst & Company, 212-521-4800